Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Forms S-3 (File Nos. 333-46098, 333-85781, 333-59916, 333-135277) and S-8 (File Nos. 333-156425, 333-156424, 333-119143, 333-112332, 333-46384, 033-63291, 333-13453, 333-63926, 333-126025, 333-122188, 333-167356) of Universal Health Services, Inc. of our reports dated February 25, 2010, with respect to the consolidated financial statements of Psychiatric Solutions, Inc. and the effectiveness of internal control over financial reporting of Psychiatric Solutions, Inc., included in Psychiatric Solutions, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2009, filed with the Securities and Exchange Commission, which is incorporated by reference in this Current Report on Form 8-K, to be dated as of November 17, 2010, of Universal Health Services, Inc.

By: /s/ Ernst & Young LLP
Name: Ernst & Young LLP

Nashville, Tennessee

November 12, 2010